UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 25, 2004

AMERICAN POWER CONVERSION CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Massachusetts
(State or Other Jurisdiction of Incorporation

1-12432 (Commission File Number)	04–2722013 (I.R.S. Employer Identification No.)

132 Fairgrounds Road, West Kingston, Rhode Island (Address of Principal Executive Offices)	02892 (Zip Code)

(401) 789–5735
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name, Former Address and Former Fiscal Year, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

      Item 1.01     Entry into a Material Definitive Agreement.

        On October 25, 2004, American Power Conversion Corporation (the “Company”) awarded restricted stock unit awards (the “RSU Awards”) to certain executive officers and the non-employee members of the Company’s Board of Directors. The RSU Awards were made pursuant to the Company’s 2004 Long Term Incentive Plan (the “Plan”).

        The following executive officers and non-employee directors were granted RSU Awards, subject to certain conditions as described further below:

Name	Title or Position	Number of Restricted Stock Units

Edward D. Bednarcik	Vice-President, Global Sales	50,000
Aaron Davis	Vice President, Marketing and	50,000
	Communications
James D. Gerson	Director	5,665
John G. Kassakian	Director	5,665
John F. Keane	Director	5,665
Ervin F. Lyon	Director	5,665
Edward W. Machala	Senior Vice-President, Operations and	50,000
	Chief Operations Officer
Donald M. Muir	Senior Vice-President, Finance and	50,000
	Administration and Chief Financial
	Officer
Ellen B. Richstone	Director	5,665

        The RSU Awards entitle the recipient to receive one share of the Company’s common stock per restricted stock unit. RSU Awards granted under the Plan do not require the recipient to pay any amount to the Company in connection therewith. The RSU Awards will vest, and the underlying common stock will concurrently issue, ratably over four years, whereby one-fourth of the shares will vest on each of June 30, 2005, June 30, 2006, June 30, 2007 and June 30, 2008. The Company and the Board of Directors currently intend that any future RSU Awards will be granted subject to a similar four year vesting period.

        All RSU awards are subject to forfeiture of the unvested portion if the recipient’s service relationship with the Company terminates. When the shares underlying the restricted stock units are issued, they will be fully vested and will not be subject to any restrictions, other than any applicable securities laws. The specific terms and conditions of the RSU Awards are governed by both the Plan, which is incorporated by reference as an exhibit to this report, and the restricted stock unit award agreement, a form of which is attached as an exhibit to this report.

      Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

        On October 25, 2004, the Board of Directors approved the amendment and restatement of Section 1 and Section 6 of Article III of the Company’s Amended and Restated By-Laws (the “By-

Laws”). The amendments provide that the chief executive officer of the Company may designate certain employees as a non-officer Vice-President of the Company. Additionally, the designated non-officer Vice-Presidents shall serve at the pleasure of the chief executive officer and will not have the authority to bind the corporation. The amendments to the By-Laws are effective as of October 25, 2004. The Board of Directors did not make any other changes to the Company’s By-Laws. A copy of the By-Laws are attached as an exhibit to this report.

      Item 9.01     Financial Statements and Exhibits.

      (c)      Exhibits.

      The following Exhibits are filed as part of this report:

Exhibit No.	Description
3.1	Amended and Restated By-Laws of American Power Conversion Corporation
10.1	2004 Long-Term Incentive Plan (previously filed as an exhibit to APC’s Registration Statement on Form S-8, dated July 2, 2004, and incorporated herein by reference) (File 333-117109)
10.2	Form of Restricted Stock Unit Agreement

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN POWER CONVERSION CORPORATION

Date: October 29, 2004	By:	/s/ Donald M. Muir

Donald M. Muir Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated By-Laws of American Power Conversion Corporation
10.1	2004 Long-Term Incentive Plan (previously filed as an exhibit to APC’s Registration Statement on Form S-8, dated July 2, 2004, and incorporated herein by reference) (File 333-117109)
10.2	Form of Restricted Stock Unit Agreement